SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 2
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP

     This Amendment No. 2 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust dated as of May 15, 2002 ("Agreement") of AIM Funds Group ("Trust") amends the Agreement effective as of April 30, 2003.

     The Amendment, having been approved by a Majority Trustee vote may be executed by a duly authorized officer of the Trust as provided by Section 9.7 of the Agreement.

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A

                                AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
---------                                        -------------------------

AIM Balanced Fund                                Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Basic Balanced Fund                          Class A Shares
                                                 Class B Shares
                                                 Class C Shares

AIM European Small Company Fund                  Class A Shares
                                                 Class B Shares
                                                 Class C Shares

AIM Global Utilities Fund                        Class A Shares
                                                 Class B Shares
                                                 Class C Shares

AIM Global Value Fund                            Class A Shares
                                                 Class B Shares
                                                 Class C Shares

AIM International Emerging Growth Fund           Class A Shares
                                                 Class B Shares
                                                 Class C Shares

PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
---------                                        -------------------------

AIM Mid Cap Basic Value Fund                     Class A Shares
                                                 Class B Shares
                                                 Class C Shares

AIM New Technology Fund                          Class A Shares
                                                 Class B Shares
                                                 Class C Shares

AIM Premier Equity Fund                          Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Premier Equity II Fund                       Class A Shares
                                                 Class B Shares
                                                 Class C Shares

AIM Select Equity Fund                           Class A Shares
                                                 Class B Shares
                                                 Class C Shares

AIM Small Cap Equity Fund                        Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares"


     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 6, 2003.


                                     By:  /s/ Robert H. Graham
                                          ---------------------------------
                                          Name:  Robert H. Graham
                                          Title: President